UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

NEW BEGINNINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39679	85-2642786
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 1st Street, Unit 1

Miami Beach, FL 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 893-8670

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	NBA.U	NYSE American
Common stock, par value $0.0001 per share	NBA	NYSE American
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NBA WS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 11, 2021, New Beginning Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, Airspan Networks Inc. (“Airspan”), a Delaware corporation, and Artemis Merger Sub Corp., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”), as described in the proxy statement filed by the Company with the SEC on July 23, 2021 (the “Proxy Statement”). Present at the Special Meeting were holders of 8,940,288 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 59.922% of the voting power of the Common Stock as of July 12, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 14,375,000 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposal, the Election of Directors Proposal, the Stock Incentive Plan Proposal and the NYSE American Proposal, in each case as defined and described in greater detail in the Proxy Statement.  The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposal, the election of each director nominee pursuant to the  Election of Directors Proposal, the Stock Incentive Plan Proposal and the NYSE American Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposal, the Election of Directors Proposal, the Stock Incentive Plan Proposal and the NYSE American Proposal:

The Business Combination Proposal

The proposal to approve and adopt the Business Combination Agreement, dated as of March 8, 2021 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Airspan and Merger Sub, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Airspan, with Airspan surviving the merger and becoming a wholly-owned direct subsidiary of the Company, was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
8,502,907	437,381	0

The Charter Amendment Proposal

The proposal to adopt the proposed second amended and restated certificate of incorporation of the Company attached as Annex B to the Proxy Statement (the “Proposed Certificate of Incorporation”) was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
8,502,907	437,381	0

The Governance Proposal

The proposal to approve, on a non-binding advisory basis, the following eight separate governance sub-proposals relating to material differences between the Company’s current amended and restated certificate of incorporation and the Proposed Certificate of Incorporation was approved. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	To change the name of the Company to “Airspan Networks Holdings Inc.” from the current name of “New Beginnings Acquisition Corp.” and remove certain provisions related to the Company’ status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination:

For	Against	Abstentions
8,363,667	438,381	138,240

(b)	To increase (i) the number of shares of Common Stock the Company is authorized to issue from 100,000,000 shares to 250,000,000 shares and (ii) the number of shares of preferred stock the Company is authorized to issue from 1,000,000 shares to 10,000,000 shares:

For	Against	Abstentions
8,355,621	446,427	138,240

(c)	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to adopt, amend or repeal the post-Business Combination company’s bylaws:

For	Against	Abstentions
8,351,164	450,884	138,240

(d)	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office and provide that directors may only be removed for cause:

For	Against	Abstentions
8,279,788	522,260	138,240

(e)	To introduce a three-class staggered board of directors:

For	Against	Abstentions
8,280,523	521,525	138,240

(f)	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to amend or repeal certain provisions of the Proposed Certificate of Incorporation:

For	Against	Abstentions
8,280,488	521,560	138,240

(g)	To remove the provision renouncing the corporate opportunity doctrine:

For	Against	Abstentions
8,349,229	452,819	138,240

(h)	To modify the forum selection provision to designate the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act of 1933, as amended:

For	Against	Abstentions
8,363,647	438,401	138,240

The Election of Directors Proposal

The proposal to elect, effective at the closing of the Business Combination, eight directors to serve staggered terms on our board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified was approved. The voting results of the shares of the Common Stock for the director nominees were as follows:

Thomas S. Huseby

For	Withheld
8,940,264	24

Eric D. Stonestrom

For	Withheld
8,940,284	4

Bandel L. Carano

For	Withheld
8,940,265	23

Michael T. Flynn

For	Withheld
8,934,265	6,023

Scot B. Jarvis

For	Withheld
8,940,265	23

Michael Liebowitz

For	Withheld
8,939,266	1,022

Mathew Oommen

For	Withheld
8,939,281	1,007

Dominique Trempont

For	Withheld
8,939,261	1,027

The Stock Incentive Plan Proposal

The proposal to approve and adopt the Airspan Networks Holdings Inc. 2021 Stock Incentive Plan to be effective upon the closing of the Business Combination was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
8,348,939	438,710	152,639

The NYSE American Proposal

The proposal to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of the NYSE American:

●	the issuance, pursuant to the Business Combination Agreement, of an aggregate of 59,364,647 shares of the Common Stock;

●	the issuance of up to 9,000,000 shares of the Common Stock upon exercise of warrants issued in connection with the Business Combination;

●	the issuance of up to 7,135,353 shares of the Common Stock upon exercise of options exchanged in connection with the Business Combination;

●	the issuance of 1,750,000 shares of the Common Stock upon settlement, in connection with the Business Combination, of restricted stock units of Airspan issued pursuant to the Airspan Networks Inc. Management Change in Control Incentive Plan;

●	the issuance, in private placements to be consummated concurrently with the closing of the Business Combination, of an aggregate of 7,500,000 shares of the Common Stock to a number of investors pursuant to the terms of subscription agreements entered into by and between the Company and such investors; and

●	the issuance of up to 6,164,400 shares of the Common Stock upon conversion of any convertible notes that may be issued in connection with the Business Combination (plus any additional shares of the Common Stock which may become issuable under the anti-dilution provisions of such convertible notes)

was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
8,363,666	438,383	138,239

Item 7.01. Regulation FD Disclosure.

The Company, Merger Sub and Airspan expect the Business Combination and related transactions to close on August 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW BEGINNINGS ACQUISITION CORP.

Date: August 11, 2021	By:	/s/ Michael S. Liebowitz
		Name:	Michael S. Liebowitz
		Title:	Chief Executive Officer